Exhibit 99.3

                                   CERTIFICATE
                                 furnished under
                  Section 906 of the Sarbanes-Oxley Act of 2002

     I, Warner L. Baxter, chief financial officer of CILCORP Inc., hereby certify that to the best of my knowledge, the accompanying Report of CILCORP Inc. on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of CILCORP Inc.



                                                /s/ Warner L. Baxter
                                                ---------------------------
                                                    Warner L. Baxter
                                              Senior Vice President, Finance
                                               (Principal Financial Officer)


Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to CILCORP Inc. and will be retained by CILCORP Inc. and furnished to the Securities and Exchange Commission or its staff upon request.